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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 10, 1996
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Seiler Pollution Control Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-22630                  22-2448906
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(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)            Identification No.)


555 Metro Place North, Dublin, Ohio                               43017
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code 614/791-3272
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.   Changes in Registrant's Certifying Accountant.

         Bederson & Company LLP, the Company's independent auditors for the Company's fiscal years ended March 31, 1995 and 1994, resigned as the Company's auditors on May 10, 1996. The report of Bederson & Company LLP on the Company's financial statements for the fiscal years ended March 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended March 31, 1996 and 1995 and the interim period preceding the resignation of Bederson & Company LLP, there were no disagreements between the Company and Bederson & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

         The Company on May 10, 1996 retained Schneider Downs & Co., Inc. as the Company's independent auditors for the fiscal year ended March 31, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         C.       Exhibits.

         (16) Letter of Bederson & Company LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Seiler Pollution Control Systems, Inc.



Date: May 15, 1996                           By:  /s/ Alan B. Sarko
                                                  -----------------
                                                      Alan B. Sarko
                                                      Vice President

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                                  EXHIBIT INDEX



Exhibit No.                                     Description
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16                                              Letter of Bederson & Company LLP

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